Summary Prospectus | August 1, 2019
DWS Tax-Exempt Portfolio
Class/Ticker	DWS Tax-Exempt Cash Premier Shares	SCIXX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/moneypros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 730-1313 or asking your financial representative. The Prospectus and SAI, both dated August 1, 2019, as supplemented, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the fund.
Investment Objective
The fund seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.
Fees and Expenses
These are the fees and expenses you may pay when you buy and hold shares.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.08
Distribution/service (12b-1) fees	None
Other expenses	0.26
Total annual fund operating expenses	0.34
Fee waiver/expense reimbursement	0.14
Total annual fund operating expenses after fee waiver/expense reimbursement	0.20
The Advisor has contractually agreed through September 30, 2020 to waive its fees and/or reimburse certain operating expenses of the DWS Tax-Exempt Cash Premier Shares of the DWS Tax-Exempt Portfolio to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.20%. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$95	$177	$417

Principal Investment Strategies
Main investments. The fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from regular federal income tax and alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.
The fund is a money market fund that is managed in accordance with federal regulations, which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.
The fund follows policies designed to maintain a stable $1.00 share price.
The fund may invest in municipal trust receipts (MTRs), general obligation and revenue notes and bonds, municipal obligations backed by third parties, obligations of the territories or Commonwealths of the US and other municipal instruments paying a fixed, variable or floating interest rate.
The fund is designed for investors in a moderate to high tax bracket who are interested in federal tax-exempt income along with the liquidity and stability that a money market fund is designed to offer.
Management process. Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process when making investment decisions.
Main Risks
There are several risk factors that could reduce the yield you get from the fund, cause the fund’s performance to trail that of other investments, or cause you to lose money.
Money market fund risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Interest rate risk. Rising interest rates could cause the value of the fund’s investments — and therefore its share price as well — to decline. Conversely, any decline in interest rates is likely to cause the fund’s yield to decline, and during periods of unusually low interest rates, the fund’s yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Money market funds try to minimize this risk by purchasing short-term securities.
Credit risk. The fund's performance could be hurt and the fund's share price could fall below $1.00 if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
Liquidity and transaction risk. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. If dealer capacity in debt instruments is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the debt markets. Additionally, market participants other than the fund may attempt to sell debt holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity. An inability to sell one or more portfolio securities can adversely affect the fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities.
Unusual market conditions, an unusually high volume of redemption requests or other similar conditions could cause the fund to be unable to pay redemption proceeds within a short period of time. If the fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the fund’s ability to maintain a $1.00 share price.
Municipal securities risk. The fund could be impacted by events in the municipal securities market, including the supply and demand for municipal securities. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt fund performance. The value of municipal securities is strongly influenced by the value of tax-exempt income to
2	DWS Tax-Exempt Portfolio
Summary Prospectus    August 1, 2019

investors. Changes in tax and other laws, including changes to individual or corporate tax rates, could alter the attractiveness and overall demand for municipal securities.
Security selection risk. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds and could result in a decline in share price.
Municipal trust receipts risk. The fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal securities. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.
Tax risk. Any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income at both the state and federal levels, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. New federal or state governmental action could adversely affect the tax-exempt status of securities held by the fund, resulting in a higher tax liability for shareholders and potentially hurting fund performance as well.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
US territory and Commonwealth obligations risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund’s holdings in such obligations.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Risks of holding cash. The fund will at times hold cash positions, which may hurt the fund’s performance. Cash positions may also subject the fund to additional risks and costs, including any fees imposed by the fund’s custodian for large cash balances.
Fees and gates risk. The fund has adopted policies and procedures such that the fund will be able to impose liquidity fees on redemptions and/or temporarily suspend (gate) redemptions for up to 10 business days in any 90 day period in the event that the fund's liquidity falls below required minimums. A liquidity fee would reduce the amount shareholders receive upon redemption of shares. Redemption gates would prevent shareholders from redeeming fund shares.
ESG investing risk. When portfolio management considers ESG factors in its fundamental research process when making investment decisions, there is a risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
CALENDAR YEAR TOTAL RETURNS  (%) (DWS Tax-Exempt Cash Premier Shares)
Returns for other classes were different and are not shown here.

3	DWS Tax-Exempt Portfolio
Summary Prospectus    August 1, 2019

	Returns	Period ending
Best Quarter	0.37%	December 31, 2018
Worst Quarter	0.00%	March 31, 2014
Year-to-Date	0.74%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %) (DWS Tax-Exempt Cash Premier Shares)
Class Inception	1 Year	5 Years	10 Years
11/17/1999	1.23	0.47	0.31
Total returns would have been lower if operating expenses had not been reduced.
For more recent performance information, contact the financial services firm from which you obtained this prospectus.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Purchase and Sale of Fund Shares
Minimum Initial Investment
The minimum initial investment is $1,000,000, and there is no minimum additional investment.
To Place Orders
The fund is available only through a financial representative, such as a broker or financial institution. You should contact a representative of your financial representative for instructions on how to buy or sell fund shares.
Mail	New Accounts	DWS PO Box 219356 Kansas City, MO 64121-9356
	Additional Investments	DWS PO Box 219154 Kansas City, MO 64121-9154
	Exchanges and Redemptions	DWS PO Box 219557 Kansas City, MO 64121-9557
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 730-1313, M – F 8 a.m. – 6 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares.
The fund’s shares are available for purchase only by natural persons. The fund has implemented policies and procedures that are reasonably designed to limit beneficial ownership of the fund’s shares to natural persons.
Any new investors wishing to purchase shares of the fund may be required to demonstrate eligibility. If the fund subsequently determines that a beneficial owner of fund shares is not a natural person, then the fund, upon notice, will involuntarily redeem all of the shares of such ineligible investor and send the net proceeds to the investor.
Tax Information
The fund's distributions are generally exempt from regular federal income tax. A portion of the fund's dividends may be subject to federal income tax, including the federal alternative minimum tax.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
4	DWS Tax-Exempt Portfolio
Summary Prospectus    August 1, 2019    STIS-SUM